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                         METLIFE INSURANCE COMPANY USA

                   METLIFE INVESTORS USA SEPARATE ACCOUNT A
                             Metlife Prime Options

   Supplement dated December 31, 2016 to the prospectuses dated May 1, 2016

The following information supplements, and to the extent inconsistent therewith, replaces the information describing the Company in the prospectuses for MetLife Prime Options variable annuity contracts issued by MetLife Insurance Company USA. Please retain this supplement for future reference.

OTHER INFORMATION
-----------------

The first paragraph of the description of the Company in the subsection "MetLife USA" is replaced with the following:

     MetLife Insurance Company USA (MetLife USA) is a stock life insurance company originally chartered in Connecticut in 1863 and currently subject to the laws of the State of Delaware. MetLife USA was previously known as MetLife Insurance Company of Connecticut but changed its name to MetLife Insurance Company USA when it changed its state of domicile from Connecticut to Delaware on November 14, 2014. MetLife USA is licensed to conduct business in all states of the United States, except New York, and in the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas. MetLife USA is a subsidiary of, and controlled by, MetLife, Inc., a publicly-traded company. MetLife, Inc., through its subsidiaries and affiliates, is a leading provider of insurance and financial services to individuals and institutional customers. MetLife USA's executive offices are located at 11225 North Community House Road, Charlotte, NC 28277.

       THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE


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